FIXED ASSETS (Tables)	12 Months Ended
Dec. 31, 2021
Property, Plant and Equipment [Abstract]
SCHEDULE OF FIXED ASSETS

	December 31,
	2021	2020
Computer and equipment	$148,893	$146,925
Furniture and fixtures	17,331	17,331
Leasehold improvements	234,835	162,840
Operating / shop equipment	185,128	257,124
Transportation equipment	36,991	36,991
Total fixed assets	623,178	621,211
Less: Accumulated depreciation	552,142	335,112
Total fixed assets, net	$71,036	$286,099